UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 22, 2021

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2021, Hilltop Holdings Inc., or the Company, held its 2021 Annual Meeting of Stockholders virtually. At the 2021 Annual Meeting, stockholders were asked to vote on three proposals: the election of the 19 director nominees named in the proxy statement; a non-binding advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results at the 2021 Annual Meeting were as follows:

Proposal No. 1:	The stockholders elected the following 19 director nominees to serve on the Company’s Board of Directors until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	65,436,364	-	1,631,774	5,049,526
Tracy A. Bolt	66,652,202	-	415,936	5,049,526
J. Taylor Crandall	55,468,134	-	11,600,004	5,049,526
Charles R. Cummings	65,488,888	-	1,579,250	5,049,526
Hill A. Feinberg	61,137,127	-	5,931,011	5,049,526
Gerald J. Ford	60,041,248	-	7,026,890	5,049,526
Jeremy B. Ford	65,226,582	-	1,841,556	5,049,526
J. Markham Green	65,489,690	-	1,578,448	5,049,526
William T. Hill, Jr.	54,716,189	-	12,351,949	5,049,526
Charlotte Jones	59,381,786	-	7,686,352	5,049,526
Lee Lewis	61,532,748	-	5,535,390	5,049,526
Andrew J. Littlefair	66,265,008	-	803,130	5,049,526
Tom C. Nichols	66,673,553	-	394,585	5,049,526
W. Robert Nichols, III	46,131,505	-	20,936,633	5,049,526
Kenneth D. Russell	46,208,973	-	20,859,165	5,049,526
A. Haag Sherman	62,947,744	-	4,120,394	5,049,526
Jonathan S. Sobel	61,529,928	-	5,538,210	5,049,526
Robert C. Taylor, Jr.	55,544,324	-	11,523,814	5,049,526
Carl B. Webb	61,572,351	-	5,495,787	5,049,526

Proposal No. 2:	The stockholders approved, on an advisory basis, the 2020 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
55,388,687	11,582,019	97,432	5,049,526

Proposal No. 3:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
70,594,655	1,355,590	167,419	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	July 26, 2021	By:	/s/ COREY PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President, General Counsel & Secretary

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